UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, Wisconsin 53202
(Name and address of agent for service)

(Registrant's telephone number, including area code): (414) 765-6609

Date of fiscal year end:  October 31, 2013

Date of reporting period:  October 31, 2013

Item 1. Reports to Stockholders.

HUBER CAPITAL EQUITY INCOME FUND

HUBER CAPITAL SMALL CAP VALUE FUND

HUBER CAPITAL DIVERSIFIED
LARGE CAP VALUE FUND

Investor Class
Institutional Class

ANNUAL REPORT
October 31, 2013

November 20, 2013

Dear Shareholder:

The fiscal year ended October 31, 2013 was characterized by a significant increase in equity market indices across all market capitalizations. The Huber Capital Diversified Large Cap Value Fund launched December 31, 2012 and since inception through October 31, 2013, the Fund performed in-line with its benchmark. For the fiscal year, both the Huber Capital Equity Income Fund and Huber Capital Small Cap Value Fund outperformed their respective benchmarks.

Diversified Large Cap Value Fund Review

For the period December 31, 2012, the Fund’s inception, through October 31, 2013, the Diversified Large Cap Value Fund, Investor Class and Institutional Class, returned 25.50% and 26.10%, respectively, which performed roughly in-line with the 25.75% total return of the Russell 1000® Value Index and slightly better than the 25.30% total return of the S&P 500® Index. Relative to the benchmark Russell 1000® Value Index, the sectors that contributed most positively to the Fund’s performance were Financial Services, Energy, and Consumer Staples. The main sectors that lagged in relative performance were Consumer Discretionary and Health Care.  Individual stocks that contributed strongly to performance were CNO Financial Group, Herbalife, ING US, CA Inc., and Vodafone.

CNO Financial Group, Inc., a domestic insurance company, continued to see improved operating strength in their core business as they redeployed capital away from discontinued operations into higher return insurance products.  In addition, CNO repurchased shares during the period, which further accelerated the company’s growth in book value per share. Herbalife is a direct marketing company primarily selling nutritional products that received negative publicity about its business model. The stock was a strong performer as the company posted strong operational results and its business continued to thrive. ING US, a provider of investment management and insurance solutions in the United States, was added to the portfolio after a successful initial public offering in May 2013. We believe that ING came to market at an attractive valuation and will continue to yield positive long-term shareholder returns. CA, Inc., an enterprise management software and solutions company, experienced share appreciation on expectations for a cyclical uptick in business as well as the announcement of a new strategic direction to help mainframe customers transition to dynamic data centers. Vodafone Group PLC, a global mobile telecommunication provider, appreciated strongly upon the news that it will sell its 45% ownership stake in Verizon Wireless to Verizon. Vodafone remains committed to its plan to return capital to shareholders via its dividend program and share repurchases.

Within the Consumer Discretionary sector, our portfolio was most negatively impacted by our ownership in Lennar Corp., a homebuilder. Lennar has seen a near-term pullback in its price after a dramatic rise over the past two years. We believe that an increasing interest rate environment has affected the stock in the short-term; however, we believe that outsized returns will be realized for long-term shareholders per a strong supply/demand dynamic in the housing market. Compared to the Russell 1000® Value Index, we did not own the stronger performing retailers in this sector, which market sentiment favored during the period.

The Health Care sector’s relative underperformance was due to our positioning in pharmaceuticals versus the Index, and more specifically, through our ownership of Eli Lilly & Co. Generally, most pharmaceutical companies experienced a drawback during this period of robust market growth. Eli Lilly, like the other global pharmaceutical companies, is nearing the end of its patent cliff and working to offset the corresponding decline in earnings through meaningful cost reduction, more productive R&D, accretive acquisitions in areas of future focus, and significant share repurchases.

Equity Income Fund Review

For the fiscal year ended October 31, 2013, the Equity Income Fund, Investor Class and Institutional Class, returned 30.30% and 30.73%, respectively, which outperformed the 28.29% total return of the Russell 1000® Value Index and the 27.18% total return of the S&P 500® Index.  Relative to the benchmark Russell 1000® Value Index, the sectors that contributed most positively to the Fund’s performance were Financial Services, Consumer Staples, and Technology. The main sectors that lagged in relative performance were Health Care and Consumer Discretionary.  Stocks that contributed strongly to performance were CNO Financial Group, Inc., Herbalife, CA, Inc., Hewlett-Packard Co., and American International Group, Inc.

CNO, Herbalife, and CA Inc. were previously discussed in the Diversified Large Cap Value Fund section of this letter. Hewlett-Packard, a technology, software, and service provider to businesses and individuals, surpassed expectations and advanced its share repurchase program, which caused investors to begin to recognize a more positive trend in business fundamentals. We believe the company can improve its long-term prospects to become a leader across many of its different business lines. American International Group is an international insurance company. The stock had positive returns over the period due to the United States Treasury exiting its ownership position in December 2012. The company continued to see margin improvements and it returned capital to shareholders via share repurchases and its dividend program.

Our portfolio was most negatively impacted by our ownership in Exelon, an electric utility as well as a provider of natural gas. Exelon has a significant merchant nuclear generation component to its business which continues to be negatively impacted by low competitive power prices. We believe Exelon is attractively valued as we expect the demand for cost-effective electric power generation to increase over time. Our relative performance in both Health Care and Consumer Discretionary sectors suffered due to our positioning versus the Russell 1000® Value Index. In Health Care, we primarily owned pharmaceutical companies, which experienced a drawback during this period of robust market growth. In Consumer Discretionary, we did not own the stronger performing retailers, which market sentiment favored during the period.

Small Cap Value Fund Review

For the fiscal year ended October 31, 2013, the Small Cap Value Fund, Investor Class and Institutional Class, returned 36.07% and 36.65%, respectively, outperforming the benchmark Russell 2000® Value Index and the Russell 2000® Index, which generated total returns of 32.83% and 36.28%, respectively.  Relative to the benchmark Russell 2000® Value Index, the sectors that contributed most positively to the Fund’s performance were Financial Services, Health Care, and Materials & Processing.  The sectors that most negatively impacted performance were Producer Durables and Technology. Individual stocks that contributed strongly to performance included Virtus Investment Partners, Inc., CNO Financial Group, Inc., CapLease, Inc., Iconix Brand Group, Inc., and Kapstone Paper & Packaging Corp.

Virtus Investment Partners, an asset manager, increased the normalized earnings power of their business by growing assets under management and keeping costs under control. CNO Financial Group was discussed previously in the Diversified Large Cap Value Fund section of this letter. CapLease, an office REIT, saw its shares rise due to positive market fundamentals for their business and continued strength in operations. The company also accepted an acquisition proposal at a 20% premium. Iconix Brand Group, a brand licensing company, benefited from a massive share buyback, accretive acquisitions, and a stabilizing core business. Kapstone Paper & Packaging, a producer of paper and packaging, outperformed as the company instituted containerboard price increases and announced the potentially accretive acquisition of a large paper mill in the Pacific Northwest.

In Technology, our relative underweight to this stronger performing sector subtracted from our results for the period. Within Producer Durables, our performance results were hurt by our ownership of Armtec Infrastructure Trust and Titan Machinery.  Armtec Infrastructure, a construction materials and services provider, is making slow and steady progress in a multi-year turnaround effort. Results have been negatively affected by low margins on projects due to bad weather, the recession and a botched computer system implementation. Titan Machinery, a distributor of agricultural and construction equipment, reduced its earnings outlook, which caused the stock to temporarily underperform. We believe Titan is attractive based on valuation, strong recurring revenue from parts and service, and the opportunity to improve returns in the cyclically depressed construction equipment segment.

Outlook

The equity markets gained significantly for the fiscal year across all market capitalizations, marked by the S&P 500® Index aspiring to a record high. Concerns over global macroeconomic events continued to wax and wane, including potential Fed tapering and the funding gap that caused a shutdown of the U.S. government during the first half of October. Market sentiment appears to have turned its attention back to recent positive U.S. economic data points including modest economic growth, an improving housing market, and continued modest improvements in the high unemployment rate. Adverse factors include mixed 3Q earnings reports, a generally stagnant demand environment, and sluggish international economies with particular pressure in Europe and a weaker outlook for Emerging Markets.

We are cognizant of the complex macroeconomic factors affecting global economies and will attempt to take advantage of any market dislocations by discovering new positions and adding to existing investments in companies whose stock prices trade at considerable discounts to our assessment of intrinsic value. Our process remains focused on bottom-up stock selection. In the Diversified Large Cap Value Fund, we are overweight Consumer Staples, Technology, Consumer Discretionary, Health Care, and Materials & Processing sectors, while being underweight Producer Durables, Financial Services, Energy, and Utilities sectors. In the Equity Income Fund, we are overweight Technology, Consumer Staples, Materials & Processing, Financial Services, and Consumer Discretionary sectors, while being underweight Producer Durables, Energy, Utilities, and Health Care sectors.  In the Small Cap Value Fund, we are overweight in the Materials & Processing, Consumer Discretionary and Financial Services sectors, and underweight in Technology, Producer Durables, Energy, Consumer Staples, Utilities, and Health Care sectors.

Thank you for your support and for entrusting us with your investment dollars.  We will work hard to earn that trust and look forward to meeting your investment needs for years to come.

Sincerely,

The Huber Capital Management Team

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  The Funds may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The risks are greater for investments in emerging markets. Additionally, the Funds are subject to sector emphasis risk meaning that companies in the same or related businesses may comprise a significant portion of a Fund’s portfolio and adversely affect the value of the portfolio to a greater extent than if such business comprised a lesser portion of a portfolio.  Investments in Initial Public Offerings (IPO) carry additional risk such as market and liquidity risk and can fluctuate considerably.  When the Fund’s asset base is small, the impact of IPOs on the Fund’s performance could be magnified.  Investments in smaller companies involve additional risks such as limited liquidity and greater volatility.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please see the Schedule of Investments in this report for complete fund holdings.

Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Huber Capital Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

The indexes do not reflect the payment of transaction costs, fees and expenses associated with an investment in the Funds.  The Funds’ value disciplines may prevent or restrict investment in major stocks in the benchmark indices.  It is not possible to invest directly in an index. The Funds’ returns may not correlate with the returns of their benchmark indexes.

Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Huber Funds

HUBER CAPITAL EQUITY INCOME FUND
Comparison of the change in value of a $10,000 investment in the Huber Capital Equity
Income Fund – Investor Class vs the Russell 1000® Value Index and the S&P 500® Index

Average Annual Total Return
			Since Inception*	Since Inception*
	1 Year	5 Year	(6/29/07)	(10/25/11)
Huber Capital Equity Income
Fund – Investor Class	30.30%	20.93%	5.82%	—
Huber Capital Equity Income
Fund – Institutional Class	30.73%	—	—	24.71%
Russell 1000® Value Index	28.29%	14.06%	3.15%	23.64%
S&P 500® Index	27.18%	15.17%	4.75%	22.04%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by calling 1-888-482-3726 (888-HUBERCM).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 60 days or less.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities.

*  The Investor Class commenced operations on June 29, 2007 and the Institutional Class commenced operations on October 25, 2011.

Huber Funds

HUBER CAPITAL SMALL CAP VALUE FUND
Comparison of the change in value of a $10,000 investment in the Huber Capital Small Cap
Value Fund – Investor Class vs the Russell 2000® Index and the Russell 2000® Value Index

Average Annual Total Return
			Since Inception*	Since Inception*
	1 Year	5 Year	(6/29/07)	(10/25/11)
Huber Capital Small Cap Value
Fund – Investor Class	36.07%	28.17%	9.36%	—
Huber Capital Small Cap Value
Fund – Institutional Class	36.65%	—	—	33.61%
Russell 2000® Index	36.28%	17.04%	5.94%	25.72%
Russell 2000® Value Index	32.83%	14.84%	4.41%	25.28%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by calling 1-888-482-3726 (888-HUBERCM).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 60 days or less.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities.

*  The Investor Class commenced operations on June 29, 2007 and the Institutional Class commenced operations on October 25, 2011.

Huber Funds

HUBER CAPITAL DIVERSIFIED LARGE CAP VALUE FUND
Comparison of the change in value of a $10,000 investment in the
Huber Capital Diversified Large Cap Value Fund – Investor Class vs
the Russell 1000® Value Index and the S&P 500® Index

Cumulative Total Return
Since Inception*
(12/31/12)
Huber Capital Diversified Large
Cap Value Fund – Investor Class	25.50%
Huber Capital Diversified Large
Cap Value Fund – Institutional Class	26.10%
Russell 1000® Value Index	25.75%
S&P 500® Index	25.30%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by calling 1-888-482-3726 (888-HUBERCM).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 60 days or less.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities.

*  The Fund commenced operations on December 31, 2012.

Huber Funds

EXPENSE EXAMPLE – October 31, 2013 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Huber Capital Equity Income Fund, Huber Capital Small Cap Value Fund and Huber Capital Diversified Large Cap Value Fund  Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (5/1/13 – 10/31/13).

Actual Expenses
For each class of the Huber Capital Equity Income Fund (“Equity Income Fund”), the Huber Capital Small Cap Value Fund (“Small Cap Value Fund”), and the Huber Capital Diversified Large Cap Value Fund (“Diversified Large Cap Value Fund”), two lines are presented in the tables below – the first line for each class provides information about actual account values and actual expenses.  Actual net expenses are limited to 1.49% for Investor Class shares and 0.99% for Institutional Class shares of the Equity Income Fund, 1.85% for Investor Class shares and 1.35% for Institutional Class shares of the Small Cap Value Fund and 1.25% for Investor Class shares and 0.75% for Institutional Class shares of the Diversified Large Cap Value Fund per the operating expenses limitation agreement. In addition, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Examples below include, but are not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for your Fund and class to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each Fund, the second line for each class provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5%

Huber Funds

EXPENSE EXAMPLE – October 31, 2013 (Unaudited), Continued

hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Equity Income Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/13	10/31/13	5/1/13 – 10/31/13*
Investor Class Actual	$1,000.00	$1,130.60	$7.36
Investor Class Hypothetical
(5% return before expenses)	$1,000.00	$1,018.30	$6.97

*
Expenses are equal to the Investor Class’ annualized expense ratio of 1.37% multiplied by the average account value over the period, multiplied by 184 (days in the most recent fiscal half-year)/365 days to reflect the one-half year expense.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/13	10/31/13	5/1/13 – 10/31/13*
Institutional Class Actual	$1,000.00	$1,132.90	$5.32
Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,020.21	$5.04

*
Expenses are equal to the Institutional Class’ annualized expense ratio of 0.99% multiplied by the average account value over the period, multiplied by 184 (days in the most recent fiscal half-year)/365 days to reflect the one-half year expense.

Small Cap Value Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/13	10/31/13	5/1/13 – 10/31/13*
Investor Class Actual	$1,000.00	$1,130.10	$9.93
Investor Class Hypothetical
(5% return before expenses)	$1,000.00	$1,015.88	$9.40

*
Expenses are equal to the Investor Class’ annualized expense ratio of 1.85% multiplied by the average account value over the period, multiplied by 184 (days in the most recent fiscal half-year)/365 days to reflect the one-half year expense.

Huber Funds

EXPENSE EXAMPLE – October 31, 2013 (Unaudited), Continued

Small Cap Value Fund, Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/13	10/31/13	5/1/13 – 10/31/13*
Institutional Class Actual	$1,000.00	$1,132.60	$7.26
Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,018.40	$6.87

*
Expenses are equal to the Institutional Class’ annualized expense ratio of 1.35% multiplied by the average account value over the period, multiplied by 184 (days in the most recent fiscal half-year)/365 days to reflect the one-half year expense.

Diversified Large Cap Value Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/13	10/31/13	5/1/13 – 10/31/13*
Investor Class Actual	$1,000.00	$1,147.20	$6.77
Investor Class Hypothetical
(5% return before expenses)	$1,000.00	$1,018.90	$6.36

*
Expenses are equal to the Investor Class’ annualized expense ratio of 1.25% multiplied by the average account value over the period, multiplied by 184 (days in the most recent fiscal half-year)/365 days to reflect the one-half year expense.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/13	10/31/13	5/1/13 – 10/31/13*
Institutional Class Actual	$1,000.00	$1,150.50	$4.07
Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,021.42	$3.82

*
Expenses are equal to the Institutional Class’ annualized expense ratio of 0.75% multiplied by the average account value over the period, multiplied by 184 (days in the most recent fiscal half-year)/365 days to reflect the one-half year expense.

Huber Funds

SECTOR ALLOCATION OF PORTFOLIO ASSETS – October 31, 2013 (Unaudited)

HUBER CAPITAL EQUITY INCOME FUND

HUBER CAPITAL SMALL CAP VALUE FUND

Percentages represent market value as a percentage of total investments.

Huber Funds

SECTOR ALLOCATION OF PORTFOLIO ASSETS – October 31, 2013 (Unaudited), Continued

HUBER CAPITAL DIVERSIFIED LARGE CAP VALUE FUND

Percentages represent market value as a percentage of total investments.

Huber Capital Equity Income Fund

SCHEDULE OF INVESTMENTS at October 31, 2013, Continued

Shares	COMMON STOCKS - 94.37%	Value
	Advertising Agencies - 1.45%
46,900	Aimia, Inc. (a)	$830,906

	Aerospace - 1.86%
9,900	Northrop Grumman Corp.	1,064,349

	Air Transport - 1.15%
5,000	FedEx Corp.	655,000

	Aluminum - 0.78%
48,000	Alcoa Inc.	444,960

	Asset Management & Custodian - 5.98%
16,749	Virtus Investment Partners, Inc. (b)	3,408,756

	Chemicals: Diversified - 1.02%
5,600	BASF SE - ADR	581,840

	Computer Services,
	Software & Systems - 8.89%
83,600	CA Inc.	2,655,136
61,500	Microsoft Corp.	2,174,025
7,200	Oracle Corp.	241,200
		5,070,361
	Computer Technology - 2.89%
67,600	Hewlett Packard Co.	1,647,412

	Consumer Lending - 2.81%
40,600	Cash America International, Inc.	1,601,670

	Diversified Financial Services - 9.03%
133,000	Bank of America Corp.	1,856,680
32,600	Citigroup Inc.	1,590,228
33,100	JPMorgan Chase & Co.	1,705,974
		5,152,882
	Diversified Retail - 1.78%
13,200	Wal-Mart Stores, Inc.	1,013,100

	Electronic Components - 1.02%
11,310	TE Connectivity Ltd.	582,352

	Engineering & Contracting Services - 2.09%
7,800	Fluor Corp.	578,916
17,730	KBR, Inc.	612,394
		1,191,310

The accompanying notes are an integral part of these financial statements.

Huber Capital Equity Income Fund

SCHEDULE OF INVESTMENTS at October 31, 2013, Continued

Shares		Value
	Financial Data & Systems - 3.42%
1,500	Mastercard, Inc. - Class A	$1,075,650
51,400	Western Union Co.	874,828
		1,950,478
	Foods - 5.08%
18,100	ConAgra Foods, Inc.	575,761
26,600	Herbalife Ltd. (a)	1,724,212
21,600	Tyson Foods, Inc. - Class A	597,672
		2,897,645
	Healthcare Facilities - 0.02%
500	Surgical Care Affiliates, Inc. (b)	13,125

	Homebuilding - 1.76%
34,162	Lennar Corp. - Class B	1,006,754

	Household Equipment & Products - 1.90%
12,100	Tupperware Brands Corp.	1,084,765

	Insurance: Life - 6.86%
251,100	CNO Financial Group, Inc.	3,912,138

	Insurance: Multi-Line - 6.46%
31,300	American International Group, Inc.	1,616,645
66,600	ING US, Inc.	2,065,932
		3,682,577
	Insurance: Property-Casualty - 1.78%
33,200	XL Group PLC	1,014,924

	Offshore Drilling & Other Services - 2.93%
29,000	Ensco PLC - Class A (a)	1,671,850

	Oil: Crude Producers - 2.05%
20,600	Chesapeake Energy Corp.	575,976
8,100	ConocoPhillips	593,730
		1,169,706
	Oil: Integrated - 0.86%
500	Exxon Mobil Corp.	44,810
6,630	Royal Dutch Shell PLC - Class A - ADR	441,956
		486,766
	Pharmaceuticals - 11.12%
4,100	Actavis Plc (a)(b)	633,778
27,400	Eli Lilly & Co.	1,365,068

The accompanying notes are an integral part of these financial statements.

Huber Capital Equity Income Fund

SCHEDULE OF INVESTMENTS at October 31, 2013, Continued

Shares		Value
	Pharmaceuticals - 11.12%, Continued
41,700	Merck & Co., Inc.	$1,880,253
80,200	Pfizer, Inc.	2,460,536
		6,339,635
	Specialty Retail - 0.96%
7,000	Home Depot, Inc.	545,230

	Steel - 2.45%
23,500	Carpenter Technology Corp.	1,394,255

	Tobacco - 2.05%
13,100	Philip Morris International, Inc.	1,167,472

	Utilities: Electrical - 2.19%
7,900	Entergy Corp.	511,288
4,100	Exelon Corp.	117,014
7,300	NextEra Energy, Inc.	618,675
		1,246,977
	Utilities: Telecommunications - 1.73%
26,800	Vodafone Group PLC - ADR	986,776
	TOTAL COMMON STOCKS
	(Cost $40,915,921)	53,815,971

	SHORT-TERM INVESTMENTS - 7.28%
2,075,370	Fidelity Institutional Tax-Exempt
	Portfolio - Class I, 0.01% (c)	2,075,370
2,075,370	First American Tax Free Obligations
	Fund - Class Z, 0.00% (c)	2,075,370
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $4,150,740)	4,150,740
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $45,066,661) - 101.65%	57,966,711
	Liabilities in Excess of
	Other Assets - (1.65)%	(939,552)
	NET ASSETS - 100.00%	$57,027,159

ADR - American Depository Receipt
(a)	Foreign issued security.
(b)	Non-income producing security.
(c)	Rate shown is the 7-day annualized yield as of October 31, 2013.

The accompanying notes are an integral part of these financial statements.

Huber Capital Small Cap Value Fund

SCHEDULE OF INVESTMENTS at October 31, 2013

Shares	COMMON STOCKS - 96.60%	Value
	Advertising Agencies - 2.87%
309,000	Aimia, Inc. (a)	$5,475,480
102,500	Valassis Communications, Inc.	2,804,400
		8,279,880
	Aluminum - 2.05%
87,669	Kaiser Aluminum Corp.	5,913,274

	Asset Management & Custodian - 6.25%
88,597	Virtus Investment Partners, Inc. (b)	18,031,261

	Banks: Diversified - 3.15%
27,945	First Citizens BancShares, Inc. - Class A	5,916,795
489,248	Park Sterling Corp. (d)	3,185,004
		9,101,799
	Chemicals: Specialty - 3.00%
187,862	Innospec, Inc.	8,652,924

	Commercial Vehicles & Parts - 0.68%
105,445	Miller Industries, Inc. (d)	1,976,039

	Computer Services,
	Software & Systems - 1.56%
127,900	Science Applications International Corp.	4,508,475

	Consumer Lending - 3.26%
75,970	Cash America International, Inc.	2,997,017
217,133	EZCORP, Inc. - Class A (b)	3,415,502
70,546	Nelnet, Inc. - Class A	3,007,376
		9,419,895
	Containers & Packaging - 0.34%
42,835	UFP Technologies, Inc. (b)	987,347

	Diversified Manufacturing
	Operations - 4.55%
427,055	A. M. Castle & Co. (b)	6,111,157
251,358	Harsco Corp.	7,007,861
		13,119,018
	Engineering & Contracting Services - 1.00%
130,241	Argan, Inc.	2,897,862

	Financial Data & Systems - 2.71%
941,693	Global Cash Access Holdings, Inc. (b)	7,816,052

The accompanying notes are an integral part of these financial statements.

Huber Capital Small Cap Value Fund

SCHEDULE OF INVESTMENTS at October 31, 2013, Continued

Shares		Value
	Health Care Facilities - 1.56%
2,300	Surgical Care Affiliates, Inc. (b)	$60,375
94,371	Tenet Healthcare Corp. (b)	4,453,367
		4,513,742
	Homebuilding - 2.06%
201,490	Lennar Corp. - Class B	5,937,910

	Household Equipment & Products - 2.52%
81,172	Tupperware Brands Corp.	7,277,070

	Insurance: Life - 7.90%
1,275,545	CNO Financial Group, Inc.	19,872,991
240,171	Health Insurance Innovations,
	Inc. - Class A (b)(d)	2,915,676
		22,788,667
	Insurance: Multi-Line - 2.09%
194,600	ING US, Inc.	6,036,492

	Insurance: Property-Casualty - 1.75%
165,110	XL Group PLC	5,047,413

	Leisure Time - 2.09%
378,206	Callaway Golf Co.	3,188,277
117,213	Interval Leisure Group, Inc.	2,844,760
		6,033,037
	Machinery: Agricultural - 1.06%
173,211	Titan Machinery, Inc. (b)	3,055,442

	Machinery: Industrial - 0.44%
563,400	Armtec Infrastructure Trust Unit (a)(b)(d)	1,259,025

	Metal Fabricating - 1.42%
476,825	Mueller Water Products, Inc. - Class A	4,086,390

	Metals & Mining: Diversified - 1.35%
2,205,484	Uranium Energy Corp. (b)(d)	3,881,652

	Office Supplies Equipment - 2.01%
162,800	Lexmark International, Inc - Class A	5,787,540

	Offshore Drilling & Other Services - 2.39%
393,832	Ocean Rig UDW, Inc. (a)(b)	6,903,875

	Oil Well Equipment & Services - 3.10%
3,036,564	Cal Dive International, Inc. (b)(d)	5,982,031

The accompanying notes are an integral part of these financial statements.

Huber Capital Small Cap Value Fund

SCHEDULE OF INVESTMENTS at October 31, 2013, Continued

Shares		Value
	Oil Well Equipment &
	Services - 3.10%, Continued
110,300	Superior Energy Services, Inc. (b)	$2,959,349
		8,941,380
	Paper - 1.17%
59,690	Kapstone Paper and Packaging Corp.	3,101,492
31,766	Mercer International, Inc. (b)	254,128
		3,355,620
	Pharmaceuticals - 1.90%
125,500	Endo Health Solutions, Inc. (b)	5,488,115

	Publishing - 1.99%
114,276	John Wiley & Sons, Inc. - Class A	5,746,940

	Real Estate Investment
	Trusts (REITs) - 9.76%
1,130,850	CapLease, Inc.	9,612,225
294,783	Government Properties Income Trust	7,207,444
328,679	Granite Real Estate Investment Trust (a)	11,332,852
		28,152,521
	Rental & Leasing Services:
	Consumer - 2.85%
240,526	Rent-A-Center, Inc.	8,235,610

	Restaurants - 1.80%
86,900	Boston Pizza Royalties Income Fund (a)(d)	1,803,593
265,900	Pizza Pizza Royalty Corp. (a)(b)(d)	3,409,661
		5,213,254
	Specialty Retail - 0.90%
781,283	Wet Seal, Inc. (b)	2,586,047

	Steel - 2.86%
139,323	Carpenter Technology Corp.	8,266,034

	Telecommunications Equipment - 2.11%
341,806	Arris Group, Inc. (b)	6,104,655

	Textiles, Apparel & Shoes - 3.13%
250,600	Iconix Brand Group, Inc. (b)	9,044,154

	Utilities: Electrical - 4.97%
251,991	Great Plains Energy, Inc.	5,906,669
235,500	NV Energy, Inc.	5,590,770

The accompanying notes are an integral part of these financial statements.

Huber Capital Small Cap Value Fund

SCHEDULE OF INVESTMENTS at October 31, 2013, Continued

Shares		Value
	Utilities: Electrical - 4.97%, Continued
98,900	Portland General Electric Co.	$2,838,430
		14,335,869
	TOTAL COMMON STOCKS
	(Cost $233,939,065)	278,782,280

	SHORT-TERM INVESTMENTS - 3.78%
5,460,717	Fidelity Institutional Tax-Exempt
	Portfolio - Class I, 0.01% (c)	5,460,717
5,460,717	First American Tax Free Obligations
	Fund - Class Z, 0.00% (c)	5,460,717
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $10,921,434)	10,921,434
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $244,860,499) - 100.38%	289,703,714
	Liabilities in Excess of
	Other Assets - (0.38)%	(1,089,791)
	NET ASSETS - 100.00%	$288,613,923

ADR - American Depository Receipt
(a)	Foreign issued security.
(b)	Non-income producing security.
(c)	Rate shown is the 7-day annualized yield as of October 31, 2013.
(d)	Security is considered illiquid. As of October 31, 2013, the value of these investments was $24,412,681 or 8.46% of net assets.

The accompanying notes are an integral part of these financial statements.

Huber Capital Diversified Large Cap Value Fund

SCHEDULE OF INVESTMENTS at October 31, 2013

Shares	COMMON STOCKS - 101.54%	Value
	Advertising Agencies - 2.60%
2,000	Aimia, Inc. (a)	$35,440

	Aluminum - 0.41%
600	Alcoa Inc.	5,562

	Beverage: Soft Drinks - 0.87%
300	Coca-Cola Co.	11,871

	Chemicals: Diversified - 1.53%
200	BASF SE - ADR	20,780

	Computer Services,
	Software & Systems - 7.52%
1,900	CA Inc.	60,344
1,000	Microsoft Corp.	35,350
200	Oracle Corp.	6,700
		102,394
	Computer Technology - 3.58%
2,000	Hewlett Packard Co.	48,740

	Consumer Lending - 4.05%
1,400	Cash America International, Inc.	55,230

	Diversified Financial Services - 9.90%
3,500	Bank of America Corp.	48,860
600	Citigroup Inc.	29,268
1,100	JPMorgan Chase & Co.	56,694
		134,822
	Diversified Retail - 1.69%
300	Wal-Mart Stores, Inc.	23,025

	Electronic Components - 1.13%
300	TE Connectivity Ltd.	15,447

	Engineering & Contracting Services - 1.01%
400	KBR, Inc.	13,816

	Financial Data & Systems - 4.64%
55	Mastercard, Inc. - Class A	39,441
1,400	Western Union Co.	23,828
		63,269
	Foods - 6.94%
500	ConAgra Foods, Inc.	15,905
1,000	Herbalife Ltd. (a)	64,820

The accompanying notes are an integral part of these financial statements.

Huber Capital Diversified Large Cap Value Fund

SCHEDULE OF INVESTMENTS at October 31, 2013, Continued

Shares		Value
	Foods - 6.94%, Continued
500	Tyson Foods, Inc. - Class A	$13,835
		94,560
	Healthcare Facilities - 0.19%
100	Surgical Care Affiliates, Inc. (b)	2,625

	Homebuilding - 1.06%
488	Lennar Corp. - Class B	14,381

	Household Equipment & Products - 2.63%
400	Tupperware Brands Corp.	35,860

	Insurance: Life - 5.49%
4,800	CNO Financial Group, Inc.	74,784

	Insurance: Multi-Line - 5.61%
700	American International Group, Inc.	36,155
1,300	ING US, Inc.	40,326
		76,481
	Insurance: Property-Casualty - 0.90%
400	XL Group PLC	12,228

	Offshore Drilling & Other Services - 5.50%
1,300	Ensco PLC - Class A (a)	74,945

	Oil: Crude Producers - 2.10%
500	Chesapeake Energy Corp.	13,980
200	ConocoPhillips	14,660
		28,640
	Oil: Integrated - 5.98%
600	BP PLC - ADR	27,900
300	Exxon Mobil Corp.	26,886
400	Royal Dutch Shell PLC - Class A - ADR	26,664
		81,450
	Pharmaceuticals - 10.55%
100	Actavis Plc (a)(b)	15,458
500	Eli Lilly & Co.	24,910
1,000	Merck & Co., Inc.	45,090
1,900	Pfizer, Inc.	58,292
		143,750

The accompanying notes are an integral part of these financial statements.

Huber Capital Diversified Large Cap Value Fund

SCHEDULE OF INVESTMENTS at October 31, 2013, Continued

Shares		Value
	Scientific Instruments:
	Control & Filter - 0.51%
100	Flowserve Corp.	$6,947

	Specialty Retail - 0.57%
100	Home Depot, Inc.	7,789

	Steel - 1.31%
300	Carpenter Technology Corp.	17,799

	Tobacco - 4.58%
700	Philip Morris International, Inc.	62,384

	Utilities: Electrical - 3.83%
200	American Electrical Power Co., Inc.	9,368
400	Entergy Corp.	25,888
200	NextEra Energy, Inc.	16,950
		52,206
	Utilities: Telecommunications - 4.86%
1,800	Vodafone Group PLC - ADR	66,276
	TOTAL COMMON STOCKS
	(Cost $1,229,889)	1,383,501

	SHORT-TERM INVESTMENTS - 4.33%
29,509	Fidelity Institutional Tax-Exempt
	Portfolio - Class I, 0.01% (c)	29,509
29,508	First American Tax Free Obligations
	Fund - Class Z, 0.00% (c)	29,508
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $59,017)	59,017
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $1,288,906) - 105.87%	1,442,518
	Liabilities in Excess of
	Other Assets - (5.87)%	(80,013)
	NET ASSETS - 100.00%	$1,362,505

ADR - American Depository Receipt
(a)	Foreign issued security.
(b)	Non-income producing security.
(c)	Rate shown is the 7-day annualized yield as of October 31, 2013.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Huber Funds

STATEMENTS OF ASSETS AND LIABILITIES at October 31, 2013

			Huber Capital
	Huber Capital	Huber Capital	Diversified
	Equity	Small Cap	Large Cap
	Income Fund	Value Fund	Value Fund
ASSETS
Investments in securities, at value
(identified cost $45,066,661, $244,860,499,
and $1,288,906, respectively)	$57,966,711	$289,703,714	$1,442,518
Cash	—	7,200	—
Receivables
Fund shares sold	50,522	989,570	—
Investment securities sold	—	—	40,063
Dividends and interest	16,697	388,098	372
Dividend tax reclaim	2,796	7,016	33
Due from Adviser (Note 4)	—	—	17,942
Prepaid expenses	17,704	33,954	8,574
Total assets	58,054,430	291,129,552	1,509,502
LIABILITIES
Payables
Fund shares purchased	—	96,880	—
Investment securities purchased	910,566	1,827,846	93,331
Advisory fees	22,698	240,277	—
12b-1 fees	14,476	145,915	86
Administration fees	21,245	66,685	11,019
Audit fees	19,467	19,467	15,400
Chief Compliance Officer fee	1,748	1,748	2,250
Custody fees	1,389	3,593	939
Fund accounting fees	10,219	23,569	10,012
Shareholder servicing fees	7,921	47,166	19
Transfer agent fees and expenses	13,240	33,033	11,440
Accrued expenses	4,302	9,450	2,501
Total liabilities	1,027,271	2,515,629	146,997
NET ASSETS	$57,027,159	$288,613,923	$1,362,505

The accompanying notes are an integral part of these financial statements.

Huber Funds

STATEMENTS OF ASSETS AND LIABILITIES at October 31, 2013, Continued

			Huber Capital
	Huber Capital	Huber Capital	Diversified
	Equity	Small Cap	Large Cap
	Income Fund	Value Fund	Value Fund
CALCULATION OF NET ASSET
VALUE PER SHARE
Investor Class
Net assets applicable to shares outstanding	$10,275,628	$142,171,151	$89,387
Shares issued and outstanding
[unlimited number of shares
(par value $0.01) authorized]	780,982	8,353,239	7,121
Net asset value, offering and
redemption price per share (Note 1)	$13.16	$17.02	$12.55
Institutional Class
Net assets applicable to shares outstanding	$46,751,531	$146,442,772	$1,273,118
Shares issued and outstanding
[unlimited number of shares
(par value $0.01) authorized]	3,538,181	8,527,269	100,997
Net asset value, offering and
redemption price per share (Note 1)	$13.21	$17.17	$12.61
COMPONENTS OF NET ASSETS
Paid-in capital	$43,819,498	$244,958,847	$1,091,357
Undistributed net investment income/(loss)	416,411	(325,756)	13,151
Accumulated net realized
gain/(loss) on investments	(108,800)	(862,486)	104,385
Net unrealized appreciation on investments	12,900,050	44,843,318	153,612
Net assets	$57,027,159	$288,613,923	$1,362,505

The accompanying notes are an integral part of these financial statements.

Huber Funds

STATEMENTS OF OPERATIONS For the Year Ended October 31, 2013

			Huber Capital
	Huber Capital	Huber Capital	Diversified
	Equity	Small Cap	Large Cap
	Income Fund	Value Fund	Value Fund*
INVESTMENT INCOME
Dividends (net of foreign taxes and
issuance fees withheld of $11,983,
$79,139, and $403, respectively)	$950,990	$2,236,324	$20,686
Interest	78	448	2
Total investment income	951,068	2,236,772	20,688
Expenses
Advisory fees (Note 4)	399,855	1,979,605	7,343
Adminstration fees (Note 4)	68,081	169,747	37,571
Transfer agent fees
and expenses (Note 4)	52,175	113,658	38,366
Fund accounting fees (Note 4)	40,972	70,660	33,408
Registration fees	30,479	45,707	31,186
Audit fees	19,484	19,483	15,400
Distribution fees -
Investor Class (Note 6)	19,267	211,285	98
Shareholder servicing fees -
Investor Class (Note 5)	16,015	211,285	98
Legal fees	8,646	9,651	4,999
Custody fees (Note 4)	6,894	27,518	5,131
Chief Compliance Officer fee (Note 4)	6,748	6,748	7,500
Trustee fees	5,354	7,275	3,324
Miscellaneous expense	4,781	8,314	2,596
Reports to shareholders	3,578	16,667	605
Insurance expense	2,786	3,716	1,041
Total expenses	685,115	2,901,319	188,666
Less: advisory fee waiver and
expense reimbursement (Note 4)	(249,978)	(499,138)	(181,128)
Net expenses	435,137	2,402,181	7,538
Net investment income/(loss)	515,931	(165,409)	13,150
REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on investments	560,834	(733,007)	104,386
Net change in unrealized appreciation on:
Investments	9,956,872	39,135,077	153,612
Foreign currency	—	103	—
Net realized and unrealized
gain on investments	10,517,706	38,402,173	257,998
Net Increase in Net Assets
Resulting from Operations	$11,033,637	$38,236,764	$271,148

*  Commenced operations on December 31, 2012.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Huber Capital Equity Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2013	October 31, 2012
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$515,931	$181,078
Net realized gain on investments	560,834	115,369
Net change in unrealized
appreciation on investments	9,956,872	1,854,718
Net increase in net assets
resulting from operations	11,033,637	2,151,165
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Investor Class	(64,584)	(20,720)
Institutional Class	(182,880)	(38,530)
Total distributions to shareholders	(247,464)	(59,250)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	23,050,677	14,135,996
Total increase in net assets	33,836,850	16,227,911
NET ASSETS
Beginning of year	23,190,309	6,962,398
End of year	$57,027,159	$23,190,309
Undistributed net investment
income at end of year	$416,411	$148,035

(a)	A summary of share transactions is as follows:

	Investor Class
	Year Ended		Year Ended
	October 31, 2013		October 31, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	226,864	$2,776,423	288,435	$2,745,740
Shares issued on
reinvestments
of distributions	6,308	64,340	2,384	20,720
Shares redeemed**	(263,179)	(3,063,045)	(99,944)	(922,190)
Net increase/(decrease)	(30,007)	$(222,282)	190,875	$1,844,270
** Net of redemption
fees of		$529		$674

The accompanying notes are an integral part of these financial statements.

Huber Capital Equity Income Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Institutional Class
	Year Ended		Year Ended
	October 31, 2013		October 31, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	2,190,096	$24,680,667	1,341,038	$12,753,266
Shares issued on
reinvestments
of distributions	14,207	145,056	4,444	38,530
Shares redeemed**	(130,731)	(1,552,764)	(50,259)	(500,070)
Net increase	2,073,572	$23,272,959	1,295,223	$12,291,726
** Net of redemption
fees of		$—		$1

The accompanying notes are an integral part of these financial statements.

Huber Capital Small Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2013	October 31, 2012
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(165,409)	$(55,436)
Net realized gain/(loss) on investments	(733,007)	5,870
Net change in unrealized appreciation on:
Investments	39,135,077	4,515,672
Foreign currency	103	—
Net increase in net assets
resulting from operations	38,236,764	4,466,106
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Investor Class	(52,673)	—
Institutional Class	(60,383)	—
From net realized gain on investments
Investor Class	(3,475)	—
Institutional Class	(3,539)	—
Total distributions to shareholders	(120,070)	—
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	210,022,327	24,176,393
Total increase in net assets	248,139,021	28,642,499
NET ASSETS
Beginning of year	40,474,902	11,832,403
End of year	$288,613,923	$40,474,902
Undistributed net investment
loss at end of year	$(325,756)	$(55,657)

(a)	A summary of share transactions is as follows:

	Investor Class
	Year Ended		Year Ended
	October 31, 2013		October 31, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	8,482,370	$128,895,752	1,039,133	$12,115,635
Shares issued on
reinvestments
of distributions	4,148	54,253	—	—
Shares redeemed**	(1,802,682)	(28,487,874)	(407,196)	(4,921,314)
Net increase	6,683,836	$100,462,131	631,937	$7,194,321
** Net of redemption
fees of		$24,358		$3,336

The accompanying notes are an integral part of these financial statements.

Huber Capital Small Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Institutional Class
	Year Ended		Year Ended
	October 31, 2013		October 31, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	7,119,380	$111,809,921	1,665,352	$19,929,312
Shares issued on
reinvestments
of distributions	3,843	50,535	—	—
Shares redeemed**	(146,700)	(2,300,260)	(238,501)	(2,947,240)
Net increase	6,976,523	$109,560,196	1,426,851	$16,982,072
** Net of redemption
fees of		$2,245		$22

The accompanying notes are an integral part of these financial statements.

Huber Capital Diversified Large Cap Value Fund

STATEMENT OF CHANGES IN NET ASSETS

December 31, 2012*
to
October 31, 2013
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income	$13,150
Net realized gain on investments	104,386
Net change in unrealized appreciation on investments	153,612
Net increase in net assets resulting from operations	271,148
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	1,091,357
Total increase in net assets	1,362,505
NET ASSETS
Beginning of period	—
End of period	$1,362,505
Undistributed net investment income at end of period	$13,151

(a)	A summary of share transactions is as follows:

	Investor Class
	December 31, 2012*
	to October 31, 2013
	Shares	Paid-in Capital
Shares sold	8,121	$91,357
Shares redeemed	(1,000)	(11,790)
Net increase	7,121	$79,567

	Institutional Class
	December 31, 2012*
	to October 31, 2013
	Shares	Paid-in Capital
Shares sold	100,997	$1,011,790
Net increase	100,997	$1,011,790

*  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Huber Capital Equity Income Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each year

Investor Class
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.18	$8.82	$8.02	$6.84	$5.30

Income from investment operations:
Net investment income	0.12 ^	0.10 ^	0.06 ^	0.04	0.05
Net realized and unrealized
gain/(loss) on investments
and foreign currency
related transactions	2.94	1.30	0.79	1.18	1.57
Total from investment operations	3.06	1.40	0.85	1.22	1.62

Less distributions:
From net investment income	(0.08)	(0.04)	(0.05)	(0.04)	(0.08)
Total distributions	(0.08)	(0.04)	(0.05)	(0.04)	(0.08)
Redemption fees retained	0.00 ^+	0.00 ^+	—	—	—

Net asset value, end of year	$13.16	$10.18	$8.82	$8.02	$6.84

Total return	30.30%	15.91%	10.60%	17.84%	31.37%

Ratios/supplemental data:
Net assets, end of year (thousands)	$10,276	$8,255	$5,469	$4,728	$2,200
Ratio of expenses to average net assets:
Before advisory fee waiver and
expense reimbursement	2.03%	2.97%	4.34%	5.63%	12.89%
After advisory fee waiver and
expense reimbursement	1.40%	1.49%	1.49%	1.49%	1.49%
Ratio of net investment income/(loss)
to average net assets:
Before advisory fee waiver and
expense reimbursement	0.44%	(0.44%)	(2.12%)	(3.54%)	(10.37%)
After advisory fee waiver and
expense reimbursement	1.07%	1.05%	0.73%	0.60%	1.03%
Portfolio turnover rate	29.36%	7.88%	20.39%	21.76%	52.99%

+	Less than $0.005.
^	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Huber Capital Equity Income Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

Institutional Class
			October 25,
			2011*
			through
	Year Ended October 31,		October 31,
	2013	2012	2011
Net asset value, beginning of period	$10.20	$8.82	$8.60

Income from investment operations:
Net investment income	0.16 ^	0.13 ^	0.00	+^
Net realized and unrealized gain
on investments and foreign
currency related transactions	2.95	1.31	0.22
Total from investment operations	3.11	1.44	0.22

Less distributions:
From net investment income	(0.10)	(0.06)	—
Total distributions	(0.10)	(0.06)	—
Redemption fees retained	0.00 ^+	0.00 ^+	—

Net asset value, end of period	$13.21	$10.20	$8.82

Total return	30.73%	16.42%	2.56	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$46,752	$14,935	$1,493
Ratio of expenses to average net assets:
Before advisory fee waiver and
expense reimbursement	1.61%	2.43%	2.03	%†
After advisory fee waiver and
expense reimbursement	0.99%	0.99%	0.99	%†
Ratio of net investment income/(loss)
to average net assets:
Before advisory fee waiver and
expense reimbursement	0.72%	(0.09%)	(1.34	%)†
After advisory fee waiver and
expense reimbursement	1.34%	1.35%	(0.30	%)†
Portfolio turnover rate	29.36%	7.88%	20.39	%#

*	Commencement of operations.
+	Less than $0.005.
^	Based on average shares outstanding.
#	Portfolio turnover rate calculated for the period ended October 31, 2011.
†	Annualized.
‡	Not annualized.

The accompanying notes are an integral part of these financial statements.

Huber Capital Small Cap Value Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each year

Investor Class
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.54	$10.19	$9.32	$7.13	$4.96

Income from investment operations:
Net investment income/(loss)	(0.06)^	(0.05)^	(0.08)^	0.01 ^	0.02
Net realized and unrealized
gain on investments
and foreign currency
related transactions	4.57	2.40	0.97	2.21	2.15
Total from investment operations	4.51	2.35	0.89	2.22	2.17

Less distributions:
From net investment income	(0.03)	—	(0.02)	(0.03)	(0.00)+
From net realized
gain on investments	(0.00)+	—	—	—	—
Total distributions	(0.03)	—	(0.02)	(0.03)	(0.00)+
Redemption fees retained	0.00 ^+	0.00 ^+	0.00 ^+	0.00 ^+	—

Net asset value, end of year	$17.02	$12.54	$10.19	$9.32	$7.13

Total return	36.07%	23.06%	9.50%	31.22%	43.77%

Ratios/supplemental data:
Net assets, end of year (thousands)	$142,171	$20,935	$10,570	$5,247	$2,566
Ratio of expenses to average net assets:
Before advisory fee waiver and
expense reimbursement	2.19%	2.71%	3.43%	5.75%	11.37%
After advisory fee waiver and
expense reimbursement	1.85%	1.85%	1.99%#	1.99%	1.99%
Ratio of net investment income/(loss)
to average net assets:
Before advisory fee waiver and
expense reimbursement	(0.70%)	(1.26%)	(2.16%)	(3.59%)	(8.93%)
After advisory fee waiver and
expense reimbursement	(0.36%)	(0.40%)	(0.72%)	0.17%	0.45%
Portfolio turnover rate	4.28%	16.29%	11.83%	23.70%	55.86%

+	Less than $0.005.
^	Based on average shares outstanding.
#	Effective October 25, 2011, the Advisor has reduced the expense cap to 1.85%.

The accompanying notes are an integral part of these financial statements.

Huber Capital Small Cap Value Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

Institutional Class
			October 25,
			2011*
			through
	Year Ended October 31,		October 31,
	2013	2012	2011
Net asset value, beginning of period	$12.60	$10.19	$9.60

Income from investment operations:
Net investment income	0.04 ^	0.01 ^	0.00	^+
Net realized and unrealized gain
on investments and foreign
currency related transactions	4.56	2.40	0.59
Total from investment operations	4.60	2.41	0.59

Less distributions:
From net investment income	(0.03)	—	—
From net realized gain on investments	(0.00)+	—	—
Total distributions	(0.03)	—	—
Redemption fees retained	0.00 ^+	0.00 ^+	—

Net asset value, end of period	$17.17	$12.60	$10.19

Total return	36.65%	23.65%	6.15	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$146,443	$19,540	$1,262
Ratio of expenses to average net assets:
Before expense reimbursement	1.69%	2.27%	2.74	%†
After expense reimbursement	1.35%	1.35%	1.35	%†
Ratio of net investment income/(loss)
to average net assets:
Before expense reimbursement	(0.11%)	(0.86%)	1.11	%†
After expense reimbursement	0.23%	0.06%	2.50	%†
Portfolio turnover rate	4.28%	16.29%	11.83	%#

*	Commencement of operations.
+	Less than $0.005.
^	Based on average shares outstanding.
#	Portfolio turnover rate calculated for the period ended October 31, 2011.
†	Annualized.
‡	Not annualized.

The accompanying notes are an integral part of these financial statements.

Huber Capital Diversified Large Cap Value Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

Investor Class
	December 31,
	2012*
	through
	October 31,
	2013
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.08	^
Net realized and unrealized gain on investments
and foreign currency related transactions	2.47
Total from investment operations	2.55

Net asset value, end of period	$12.55

Total return	25.50	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$89
Ratio of expenses to average net assets:
Before expense reimbursement	19.32	%†
After expense reimbursement	1.25	%†
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(17.18	%)†
After expense reimbursement	0.89	%†
Portfolio turnover rate	167.81	%‡

*	Commencement of operations.
^	Based on average shares outstanding.
†	Annualized.
‡	Not annualized.

The accompanying notes are an integral part of these financial statements.

Huber Capital Diversified Large Cap Value Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

Institutional Class
	December 31,
	2012*
	through
	October 31,
	2013
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.13	^
Net realized and unrealized gain on investments
and foreign currency related transactions	2.48
Total from investment operations	2.61

Net asset value, end of period	$12.61

Total return	26.10	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$1,273
Ratio of expenses to average net assets:
Before expense reimbursement	19.27	%†
After expense reimbursement	0.75	%†
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(17.16	%)†
After expense reimbursement	1.36	%†
Portfolio turnover rate	167.81	%‡

*	Commencement of operations.
^	Based on average shares outstanding.
†	Annualized.
‡	Not annualized.

The accompanying notes are an integral part of these financial statements.

Huber Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2013

NOTE 1 – ORGANIZATION

The Huber Capital Equity Income Fund, the Huber Capital Small Cap Value Fund and the Huber Capital Diversified Large Cap Value Fund (each a “Fund” and collectively, the “Funds”) are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  Each of the Funds has separate assets and liabilities and differing investment objectives.  The investment objective of the Huber Capital Equity Income Fund (the “Equity Income Fund”) is current income and capital appreciation.  The investment objective of the Huber Capital Small Cap Value Fund (the “Small Cap Value Fund”) and the Huber Capital Diversified Large Cap Value Fund (the “Diversified Large Cap Value Fund”) is capital appreciation.

The Investor Class of the Equity Income Fund and the Small Cap Value Fund commenced operations on June 29, 2007.  As of October 25, 2011, the former Institutional shares were re-designated as Investor Class shares.  The Equity Income Fund and the Small Cap Value Funds’ Institutional Classes subsequently commenced operations on October 25, 2011. The Diversified Large Cap Value Fund commenced operations on December 31, 2012.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no provision for Federal income taxes has been recorded.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Equity Income Fund and Small Cap Value Fund tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2010 – 2012, or expected to be taken in the Funds’ 2013 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of

Huber Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2013, Continued

Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Funds based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

The Funds distribute substantially all net investment income, if any, annually and net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations which may differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended October 31, 2013, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income/(Loss)	Gain/(Loss)	Paid-in Capital
Equity Income Fund	$(91)	$91	$—
Small Cap Value Fund	8,366	(8,366)	—
Diversified Large Cap Value Fund	1	(1)	—

Huber Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2013, Continued

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

F.
Redemption Fees:  The Funds charge a 1.00% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

G.
REITs:  The Funds have made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Funds intend to include the gross dividends from such REITs in their annual distributions to its shareholders and, accordingly, a portion of the Funds’ distributions may also be designated as a return of capital.

H.
Illiquid Securities:  A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by a Fund.  Illiquid securities may be valued under methods approved by the Funds’ Board of Trustees as reflecting fair value.  Each Fund intends to invest no more than 15% of its net assets in illiquid securities.  At October 31, 2013, the Small Cap Value Fund had investments in illiquid securities with a total value of $24,412,681 or 8.46% of net assets.

Information concerning these illiquid securities is as follows:

Small Cap Value Fund	Shares	Dates Acquired	Cost Basis
Armtec Infrastructure Trust Unit	563,400	6/11 – 4/13	$1,374,394
Boston Pizza Royalties Income Fund	86,900	3/08 – 3/13	1,302,776
Cal Dive International, Inc.	3,036,564	9/11 – 9/13	5,736,287
Health Insurance Innovations, Inc.	240,171	7/13 – 10/13	2,649,261
Miller Industries, Inc.	105,445	7/10 – 10/13	1,622,181
Park Sterling Corp.	489,248	8/10 – 4/13	2,642,285
Pizza Pizza Royalty Corp.	265,900	2/11 – 10/13	3,130,372
Uranium Energy Corp.	2,205,484	7/11 – 10/13	5,185,805

Huber Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2013, Continued

I.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of October 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speed, credit risk, yield curves, default rates, and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Funds’ investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  The values for

Huber Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2013, Continued

foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.  Exchange rates are provided daily by a recognized independent pricing agent.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Short-Term Securities – Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of October 31, 2013:

Equity Income Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$4,480,755	$—	$—	$4,480,755
Consumer Staples	4,065,117	—	—	4,065,117
Energy	3,328,322	—	—	3,328,322
Financial Services	20,723,425	—	—	20,723,425
Health Care	6,352,760	—	—	6,352,760
Materials & Processing	2,421,055	—	—	2,421,055
Producer Durables	2,910,659	—	—	2,910,659
Technology	7,300,125	—	—	7,300,125
Utilities	2,233,753	—	—	2,233,753
Total Common Stocks	53,815,971	—	—	53,815,971
Short-Term Investments	4,150,740	—	—	4,150,740
Total Investments
in Securities	$57,966,711	$—	$—	$57,966,711

Huber Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2013, Continued

Small Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$53,140,647	$5,213,254	$—	$58,353,901
Energy	9,863,224	5,982,031	—	15,845,255
Financial Services	100,293,421	6,100,680	—	106,394,101
Health Care	10,001,857	—	—	10,001,857
Materials & Processing	31,261,589	3,881,652	—	35,143,241
Producer Durables	24,859,862	3,235,064	—	28,094,926
Technology	10,613,130	—	—	10,613,130
Utilities	14,335,869	—	—	14,335,869
Total Common Stocks	254,369,599	24,412,681	—	278,782,280
Short-Term Investments	10,921,434	—	—	10,921,434
Total Investments
in Securities	$265,291,033	$24,412,681	$—	$289,703,714

Diversified Large Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$116,495	$—	$—	$116,495
Consumer Staples	168,815	—	—	168,815
Energy	185,035	—	—	185,035
Financial Services	416,814	—	—	416,814
Health Care	146,375	—	—	146,375
Materials & Processing	44,141	—	—	44,141
Producer Durables	20,763	—	—	20,763
Technology	166,581	—	—	166,581
Utilities	118,482	—	—	118,482
Total Common Stocks	1,383,501	—	—	1,383,501
Short-Term Investments	59,017	—	—	59,017
Total Investments
in Securities	$1,442,518	$—	$—	$1,442,518

Refer to the Funds’ Schedule of Investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at October 31, 2013, the end of the reporting period. The Equity Income Fund and the Diversified Large Cap Value Fund recognized no transfers to/from level 1 or level 2.

Huber Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2013, Continued

The Small Cap Value Fund had the following transfers during the year ended October 31, 2013.

Transfers into Level 2	$23,153,656
Transfers out of Level 2	—
Net transfers into/or out of Level 2	$23,153,656

Transfers were made from level 1 to level 2 due to the securities with limited trading volume being considered illiquid.

There were no level 3 securities held in the Funds during the year ended October 31, 2013.

New Accounting Pronouncement – In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Funds are currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Huber Capital Management, LLC (the “Adviser”) pursuant to which the Adviser is responsible for providing investment management services to the Funds.  The Adviser furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Adviser is entitled to a fee, computed daily and payable monthly.  The Equity Income Fund pays fees calculated at an annual rate of 0.99% based upon the Fund’s average daily net assets for the first $10 billion, 0.75% based upon the Fund’s average daily net assets for the next $10 billion, and 0.50% based upon the Fund’s average daily net assets in excess of $20 billion.  The Small Cap Value Fund pays fees calculated at an annual rate of 1.35% based upon the Fund’s average daily net assets for the first $5 billion and 1.00% based upon the Fund’s average daily net assets in excess of $5 billion. The Diversified Large Cap Value Fund pays fees calculated at an annual rate of 0.75% based upon the Fund’s average daily net assets for the first $10 billion and 0.50% based upon

Huber Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2013, Continued

the Fund’s average daily net assets in excess of $10 billion.  For the period ended October 31, 2013, the Equity Income Fund, the Small Cap Value Fund, and the Diversified Large Cap Value Fund incurred $399,855, $1,979,605, and $7,343, respectively, in investment advisory fees.

The Funds are responsible for their own operating expenses.  The Adviser has agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses to 1.49% and 0.99% of average daily net assets of the Investor Class and Institutional Class of the Equity Income Fund, respectively, to 1.85% and 1.35% of average daily net assets of the Investor Class and Institutional Class of the Small Cap Value Fund, respectively, and to 1.25% and 0.75% of average daily net assets of the Investor Class and Institutional Class of the Diversified Large Cap Value Fund, respectively.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the period ended October 31, 2013, the Adviser reduced its fees and absorbed Fund expenses in the amount of $249,978 for the Equity Income Fund, $499,138 for the Small Cap Value Fund, and $181,128 for the Diversified Large Cap Value Fund.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

	2014	2015	2016	Total
Equity Income Fund	$149,584	$217,158	$249,978	$616,720
Small Cap Value Fund	145,153	208,630	499,138	852,921
Diversified Large
Cap Value Fund	—	—	181,128	181,128

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’

Huber Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2013, Continued

expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Funds’ custodian.

For the period ended October 31, 2013, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	Equity	Small Cap	Diversified Large
	Income Fund	Value Fund	Cap Value Fund
Administration	$68,081	$169,747	$37,571
Fund Accounting	40,972	70,660	33,408
Transfer Agency (excludes
out-of-pocket expenses)	43,294	97,632	34,330
Custody	6,894	27,518	5,131
Chief Compliance Officer	6,748	6,748	7,500

At October 31, 2013, the Funds had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank, N.A. for custody fees in the following amounts:

	Equity	Small Cap	Diversified Large
	Income Fund	Value Fund	Cap Value Fund
Administration	$21,245	$66,685	$11,019
Fund Accounting	10,219	23,569	10,012
Transfer Agency (excludes
out-of-pocket expenses)	10,753	29,223	10,299
Custody	1,389	3,593	939
Chief Compliance Officer	1,748	1,748	2,250

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.

NOTE 5 – SHAREHOLDER SERVICING FEE

The Funds have entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Investor Class Shares of the Funds may pay servicing fees at an annual rate of up to 0.25% of the average daily net assets of each Fund.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds

Huber Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2013, Continued

and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the period ended October 31, 2013, the Equity Income Fund Investor Class, the Small Cap Value Fund Investor Class, and the Diversified Large Cap Value Fund Investor Class incurred shareholder servicing fees of $16,015, $211,285, and $98 under the Agreement, respectively.

NOTE 6 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Funds to pay Quasar Distributors, LLC (the “Distributor”) for distribution and related expenses at an annual rate of up to 0.25% of each Fund’s Investor Class’ average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. Payments made pursuant to the Plan will represent reimbursement for specific expenses incurred in connection with the promotion and distribution of shares.  For the period ended October 31, 2013, the Equity Income Fund Investor Class, the Small Cap Value Fund Investor Class, and the Diversified Large Cap Value Fund Investor Class paid the Distributor $19,267, $211,285, and $98, respectively.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the period ended October 31, 2013, the cost of purchases and the proceeds from sales of securities (excluding short-term securities) were as follows:

	Equity	Small Cap	Diversified Large
	Income Fund	Value Fund	Cap Value Fund
Purchases	$32,034,561	$212,150,986	$2,993,754
Sales	11,398,641	5,959,791	1,868,250

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatment of wash sale losses deferred.

Huber Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2013, Continued

The tax character of distributions paid during the period ended October 31, 2013 and the year ended October 31, 2012 was as follows:

	Equity Income Fund
	Year Ended	Year Ended
	October 31, 2013	October 31, 2012
Ordinary income	$247,464	$59,250

	Small Cap Value Fund
	Year Ended	Year Ended
	October 31, 2013	October 31, 2012
Ordinary income	$113,067	$—
Long-term capital gains	7,003	—

The Diversified Large Cap Value Fund did not make a distribution during the period ended October 31, 2013.  Ordinary income distributions may include dividends paid from short-term capital gains.

As of October 31, 2013, the components of accumulated earnings/(losses) on a tax basis were as follows:

			Diversified
	Equity	Small Cap	Large Cap
	Income Fund	Value Fund	Value Fund
Cost of investments
for tax purposes (a)	$45,217,618	$245,118,371	$1,294,873
Gross tax unrealized appreciation	13,065,641	49,249,697	162,001
Gross tax unrealized depreciation	(316,548)	(4,664,354)	(14,356)
Net tax unrealized appreciation	12,749,093	44,585,343	147,645
Net unrealized appreciation
foreign currency	—	103	—
Undistributed ordinary income	416,411	—	123,503
Undistributed long-term
capital gain	42,157	—	—
Total distributable earnings	458,568	—	123,503
Other accumulated
gains/(losses)	—	(930,370)	—
Total accumulated earnings	$13,207,661	$43,655,076	$271,148

   (a)  The difference between book-basis and tax-basis cost is attributable primarily to the tax deferral of losses on wash sales.

Huber Funds

NOTES TO FINANCIAL STATEMENTS at October 31, 2013, Continued

The Equity Income Fund utilized $573,893 of capital loss carryforwards during the year ended October 31, 2013.  The Small Cap Value Fund deferred, on a tax basis, post-December late year losses of $325,756.  At October 31, 2013, the Small Cap Value Fund had short-term and long-term capital loss carryforwards of $29,505 and $575,109, respectively.  These losses may be carried forward indefinitely to offset future gains.

Huber Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees, Advisors Series Trust and Shareholders of:
Huber Capital Equity Income Fund
Huber Capital Diversified Large Cap Value Fund
Huber Capital Small Cap Value Fund

We have audited the accompanying statements of assets and liabilities of the Huber Capital Equity Income Fund, Huber Capital Diversified Large Cap Value Fund and Huber Capital Small Cap Value Fund (the “Funds”), each a series of Advisors Series Trust, including the schedules of investments, as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in regards to the Huber Capital Diversified Large Cap Value Fund the statements of operations, changes in net assets and the financial highlights for the period December 31, 2012 (commencement of operations) to October 31, 2013.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we been engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and broker or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Huber Capital Equity Income Fund, Huber Capital Diversified Large Cap Value Fund and Huber Capital Small Cap Value Fund, as of October 31, 2013, and the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in regards to the Huber Capital Diversified Large Cap Value Fund, the results of its operations, changes in its net assets, and the financial highlights for the period December 31, 2012 (commencement of operations) to October 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 30, 2013

Huber Funds

NOTICE TO SHAREHOLDERS at October 31, 2013 (Unaudited)

For the year ended October 31, 2013, the Equity Income Fund and the Small Cap Value Fund designated $247,464 and $113,067, respectively, as ordinary income and the Small Cap Value Fund designated $7,003 as long-term capital gains for purposes of the dividends paid deduction.

For the year ended October 31, 2013, certain dividends paid by the Equity Income Fund and the Small Cap Value Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 100% for each Fund.

For corporate shareholders in the Equity Income Fund and the Small Cap Value Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended October 31, 2013 was 100% for each Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Equity Income Fund and the Small Cap Value Fund is 0% for each Fund.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-888-482-3726 (888-HUBERCM) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the Period Ended June 30, 2013

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge, upon request, by calling 1-888-482-3726 (888-HUBERCM).  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Funds’ Form N-Q is also available by calling 1-888-482-3726 (888-HUBERCM).

Huber Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Number of
		Term of		Portfolios
		Office		in Fund
	Position	and	Principal	Complex	Other
	Held	Length	Occupation	Overseen	Directorships
Name, Address	with the	of Time	During Past	by	Held During
and Age	Trust	Served	Five Years	Trustee(2)	Past Five Years

Independent Trustees(1)

Donald E. O’Connor	Trustee	Indefinite	Retired; former	3	Trustee,
(age 77)		term	Financial		Advisors Series
615 E. Michigan Street		since	Consultant and		Trust (for series
Milwaukee, WI 53202		February	former Executive		not affiliated
		1997.	Vice President		with the Funds);
			and Chief		Trustee, The
			Operating Officer		Forward Funds
			of ICI Mutual		(31 portfolios).
Insurance
Company (until
January 1997).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	3	Trustee,
(age 79)		term	President,		Advisors Series
615 E. Michigan Street		since	Hotchkis and		Trust (for series
Milwaukee, WI 53202		May	Wiley Funds		not affiliated
		2002.	(mutual funds)		with the Funds);
			(1985 to 1993).		Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	3	Trustee,
(age 74)		term	Senior Vice		Advisors Series
615 E. Michigan Street		since	President, Federal		Trust (for series
Milwaukee, WI 53202		February	Home Loan Bank		not affiliated
		1997.	of San Francisco.		with the Funds).
Interested Trustee

Joe D. Redwine(3)	Interested	Indefinite	President, CEO,	3	Trustee,
(age 66)	Trustee	term	U.S. Bancorp		Advisors Series
615 E. Michigan Street		since	Fund Services,		Trust (for series
Milwaukee, WI 53202		September	LLC (May 1991		not affiliated
		2008.	to present).		with the Funds).

Huber Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years

Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services,
(age 66)	and Chief	term	LLC (May 1991 to present).
615 E. Michigan Street	Executive	since
Milwaukee, WI 53202	Officer	September
2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 46)	and Principal	term	Administration, U.S. Bancorp Fund Services,
615 E. Michigan Street	Executive	since	LLC (March 1997 to present).
Milwaukee, WI 53202	Officer	June 2003.

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and
(age 52)	and Principal	term	Administration, U.S. Bancorp Fund Services,
615 E. Michigan Street	Financial	since	LLC (October 1998 to present).
Milwaukee, WI 53202	Officer	December
2007.

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 42)	Treasurer	term	Administration, U.S. Bancorp Fund Services,
615 E. Michigan Street		since	LLC (June 2005 to present).
Milwaukee, WI 53202		September
2013.

Albert Sosa	Assistant	Indefinite	Officer, Compliance and Administration,
(age 43)	Treasurer	term	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		since	(June 2004 to present).
Milwaukee, WI 53202		September
2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund
(age 56)	President,	term	Services, LLC (February 2008 to present);
615 E. Michigan Street	Chief	since	General Counsel/Controller, Steinhafels, Inc.
Milwaukee, WI 53202	Compliance	September	(September 1995 to February 2008).
	Officer and	2009.
AML Officer

Huber Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel,
(age 48)		term	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		since	(May 2006 to present).
Milwaukee, WI 53202		June 2007.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of October 31, 2013, the Trust is comprised of 40 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-888-482-3726 (888-HUBERCM).

Huber Funds

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-482-3726 (888-HUBERCM) to request individual copies of these documents.  Once the Funds receive notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Huber Capital Management, LLC
2321 Rosecrans Ave., Suite 3245
El Segundo, California 90245

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022-3205

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-888-482-3726 (888-HUBERCM)

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Huber Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-888-482-3726 (888-HUBERCM).  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the Registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the Registrant adequate oversight given the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2013	FYE 10/31/2012
Audit Fees	$45,100	$32,000
Audit-Related Fees	N/A	N/A
Tax Fees	$9,300	$6,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2013	FYE 10/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2013	FYE 10/31/2012
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date    1/6/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date    1/6/14

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date    1/6/14

* Print the name and title of each signing officer under his or her signature.